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                                  Exhibit 99.1





            Form of Employment and Covenant Not To Compete Agreement

                                    Between

                           Miners Fuel Company, Inc.

                                      And

                                 Jeffrey Parker


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                         EMPLOYMENT AND COVENANT NOT TO
                               COMPETE AGREEMENT



         THIS AGREEMENT is made and entered into this __ day of August, 2001 by and between MINERS FUEL COMPANY, INC., a Pennsylvania corporation, with its principal offices located at Route 209 and Interstate 81, Tremont, Pennsylvania, 17918 (Company), and JEFFERY PARKER, an individual person residing in the State of Pennsylvania (Employee).

         WHEREAS, Phoenix Waste Services Company, Inc. (PWSC) intends to acquire all of the outstanding stock of Company, as well as all of the outstanding stock of Miners Oil Company, Inc. and Miners Environmental, Inc., the three entities collectively hereinafter referred to as the Miners Entities; and

         WHEREAS, upon the closing of the purchase by PWSC of the Miners Entities, Employee wishes to become an employee of Company on the terms and conditions herein contained.

         BE IT RESOLVED AS FOLLOWS:

                                   ARTICLE 1
                        Employment Terms and Conditions

         1.1 Employment: Subject to the provisions of (paragraph) 6.14 below, Company agrees to employ and retain Employee and Employee agrees to be employed by Company, under the terms and conditions of this Agreement.

         1.2 Place of Employment: The place of employment shall be at Company's existing place of business in Tremont, Pennsylvania.

         1.3 Term: Employee's employment shall commence on the closing of the purchase of the Miners Entities by PWSC and shall continue for a term of Three
(3) years. At the option of Employee, the Term hereof may be extended for Two One-Year terms (Option Periods).

         1.3.1 At any time during the last Sixty (60) days of the Term hereof, as may be extended by the Option Periods, Employee may exercise the option to extend the Term of his employment for the first and second Option Period by the



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delivery to Company of written notice to Company indicating that Employee shall remain employed by Company for One (1) year after the expiration of the current Term.

         1.4 Termination by Company: For whatever reason, Company may terminate Employee at any time, without notice, providing that Company continues to pay Employee's full salary for an Term hereof, except that, the benefits referenced in (paragraphs) 1.5.2-6 below shall be terminated upon such termination of Employee.

         1.4.1 Termination by Company for Cause: Notwithstanding any other provision hereof, Company may discharge Employee if Company's Board of Directors determines that Employee (i) has been guilty of material malfeasance or dishonesty in the performance of his duties for Company; (ii) has committed a material breach of the confidentiality or non-competition provisions of this Agreement set forth in Article 5 below; or (iii) immediately upon written notice to Employee, if Employee has been unable to perform the essential functions of his work with or without accommodation, due to physical or mental illness, disability or incapacity for a period of Three (3) months.

         1.4.2 Effect of Termination for Cause: In the event of a Termination for Cause, this agreement will likewise terminate, except that, the provisions of Article 4 shall survive said termination for the periods therein stated. In addition, upon a Termination for Cause, Employee shall be only paid his accrued salary to the date of said termination and any expenses owed. Incidental to a Termination of Employee for Cause, Company reserves the right to exercise any and all remedies that may be available to it in both law and equity, including seeking injunctive relief and money damages.

         1.4.3 Termination by Death: The death of Employee shall automatically terminate this Agreement.

         1.4.4 Employee's Obligation: Until such time as this Agreement is terminated pursuant to this Article 4, or the Term hereof expires, absent death or disability, Employee agrees to fulfill the terms of this Agreement.

         1.5 Compensation: In consideration of the services to be rendered by Employee, Company shall compensate Employee during the term hereof:



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         1.5.1 Beginning on the date of employment, Employee shall be paid in bi-weekly installments, a salary of One Hundred Fifty Thousand and no/100 Dollars ($150,000) per year.

         1.5.2 Employee shall be entitled to participate in all Company health insurance, dental insurance, life insurance, long term disability insurance, retirement benefits, stock option plans, 401K programs, and other employee perquisites which Company has in operation at the time.

         1.5.3 Employee is entitled, in addition to the usual public holidays observed by Company, to Six (6) weeks of annual vacation during the Term hereof.

         1.5.4 Employee is entitled the use of a vehicle during Term hereof, leased by Company, the monthly lease payments not to exceed Six Hundred and No/100 ($600.00) per month. Company shall likewise bear the reasonable expenses for operation, maintenance, repairs, licence and insurance with respect to said vehicle.

         1.5.5 Employee shall undertake substantially the same responsibilities during the Term that he fulfilled prior to the commencement of the Term, and Employee shall retain the authority to make all personnel decisions for the Miners Entities during the Term.

         1.5.6 Employee shall not be required to relocate his residence from his current home in Pennsylvania during the Term, nor shall he be required to complete unreasonable travel on behalf of Company.

                                   ARTICLE 2
                               Employee's Duties

         2.1 Title: Employee shall be an officer of Company and shall carry the title of President and Chief Executive Officer (CEO).

         2.2 Duties: Employee shall devote his employable time attention, skill and efforts, not to exceed FORTY-FIVE (45) hours per work-week, to the faithful performance of the duties of President and CEO of Company, and to the management of the Miners Entities, and he shall carry out the mandates of Company's Board of Directors in good faith and to the best of his ability.


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                                   ARTICLE 3
                              Employee's Expenses



         3.1 Reasonable Expense Reimbursement: Company shall reimburse Employee in respect of all expenses properly and necessarily incurred in the performance of his duties under this Agreement on production of appropriate supporting vouchers and documents as Company may require.

                                   ARTICLE 4
                  Confidentiality and Covenant Not To Compete

         4.1 Covenant Not To Compete: During the term of this Agreement, Employee shall not compete with Company, its affiliates, subsidiaries or parent, or any successor of Company or any of its subsidiaries, either directly or indirectly, nor engage individually or as an officer, director, employee, consultant, advisor, partner or co-venture, or as a stockholder or other proprietor owning more than Five Percent (5%) interest in any firm, corporation, partnership or organization, in the business of (i) owning, operating, or maintaining a solid waste transporting, processing or disposal company; (ii), receiving, handling, transporting or disposing of asbestos waste; (iii) selling, distributing, or transporting home heating oil or vehicle fuel. In event of any such ownership or participation of Five Percent (5%) or less in any company performing the services identified in sections (i)-(111) of this (paragraph) 4.1, Employee shall furnish a detailed statement to Company's Board of Directors with respect to said ownership. It is intended and agreed that during the Term of this Agreement, Employee shall knowingly perform no act which may confer any competitive advantage on any enterprise competing with Company, its parent or subsidiaries or any successor of Company or any of its subsidiaries.

         4.2 Covenant Not To Compete Later: Employee agrees that for a period of Five (5) years immediately following the termination of this Agreement:

         4.2.1 He shall not, directly or indirectly, solicit, divert or take away any customers of Company who were or became customers of Company during the term of his employment or within Six (6) months immediately following the termination date of this Agreement.

         4.2.2 He shall not, directly or indirectly, for himself or on behalf of any person, firm or corporation, promote, assist, manage, or consult for any enterprises engaged in the businesses or activities described in sections


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(i)-(111) of (paragraph) 4.1, which is competitive with the companies, projects, ventures or plants owned and sold by Company or PWSC, or any of either's affiliates or subsidiaries or successors, except that, Employee shall be allowed to participate in the management of Ideal Consulting and Investment Corp.

         4.2.3 He shall not solicit, offer to employ or employ for himself or for any person, firm or corporation any person who was employed by Company or any successor of Company or any of its subsidiaries, within a period of one (1) year prior to the termination of this Agreement, unless such person is released from his employment by Company.

         4.3 Confidentiality: Without the authorization of Company's Board of Directors, during the term of this Agreement and for Five (5) years after the termination of this Agreement, Employee shall not for any reason publish or disclose, or authorize anyone to publish or disclose, any confidential information or trade secrets relating to the business of Company or any of its subsidiaries, parents or affiliates, obtained by Employee during his employment with Company.

         4.3.1 Business Records: All business records, papers and documents kept or made by Employee relating to the business of Company or any of its subsidiaries, parents or affiliates shall be and remain the property of such corporations and shall be surrendered to Company upon termination of Employee's employment for any reason.

         4.3.2 Inventions: Employee shall assign and does hereby assign to Company, its successors and assigns, all of his rights to any products, systems or processes relating to the business of Company, which he develops or conceives during the Term hereof, whether developed solely or jointly with others, with the use of Company's materials or facilities or at the written direction of Company's Board of Directors or which directly relates to any product of Company being marketed or in development during the Term of this Agreement.

         4.3.3 Assistance: Employee agrees to execute, acknowledge, and aid in the preparation of all such further papers, including applications for patents, as may be necessary to obtain patents for such products, systems or processes discussed in (paragraph) 4.3.2 above, in any and all countries, and to vest title in Company, its successors or assigns.



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         4.4 Limitation on Covenants: In the event any covenant made in this
Article 4 shall be more restrictive than permitted by applicable law, it shall be limited to the extent which is so permitted. Nothing in this Agreement shall be construed as preventing Company from pursuing any and all other remedies available to it for breach or threatened breach of covenants made herein, including injunctive relief and the recovery of money damages from Employee.

                                   ARTICLE 5
                                    Disputes

         5.1 Writing: Any and all claims made by either party (Claimant) against the other hereunder shall be in writing and shall be received by the party against whom the claim is made (Respondent) within Thirty (30) days of the date the Claimant knew or should have known of the existence of the claim. Any such claim not received by the Respondent within such time shall be deemed to have been waived.

         5.2 Good Faith Negotiation: Upon the receipt of a claim by a Respondent, the Respondent shall make itself available within TEN (10) calendar days to enter into up to Thirty (30) calendar days of good faith negotiations to settle the dispute. At the end of Thirty (30) calendar days, if the dispute is not settled, the dispute may be referred to arbitration in accordance with (paragraph) 5.3 below.

         5.3 Arbitration: Only after Thirty (30) calendar days of good faith negotiations, a dispute may be referred to arbitration in accordance with the rules and procedures of the American Arbitration Association. If the amount in controversy exceeds $100,000, it shall be heard by a panel of three arbitrators, one selected by each party and the third selected by the other two arbitrators. All disputes involving amounts $100,000 or less shall be decided by a single arbitrator.

         5.4 Final Decision: The ruling of the arbitrator shall be considered final, and each party hereto hereby agrees that it shall not contest the jurisdiction of the arbitrator(s) to decide the dispute; except that, either party may appeal the ruling of the arbitrator(s) to the proper State or Federal court on grounds other than jurisdictional questions.

         5.5 Arbitration Expenses and Attorney Fees: In connection with any dispute referred to arbitration, each party shall be responsible for its own


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expenses of the arbitration and attorney fees. In those situations where an award is made to both parties, the arbitrator(s) shall allocate the arbitration expenses and attorney fees as the arbitrator(s) deems fair and reasonable.

                                   ARTICLE 6
                                 Miscellaneous



         6.1 No Other Agreement: This Agreement represents the entire agreement of the parties, and it shall not be modified by any proposal, bid, estimate, conversation, submittal, or other form of communication between Company and Employee before the date when this Agreement is fully executed. This Agreement cannot be modified by oral agreements, and may be modified only by a writing signed by Company and Employee.

         6.2 Successors and Assigns: This Agreement is binding upon, and fully enforceable against, the successors and assigns of both parties.

         6.3 Governing Law: This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without reference to conflict of laws provisions.

         6.4 Notice: All notices, consents, approvals and other communications provided for in this Agreement or given in connection herewith, shall be validly given, made, delivered or served, if in writing and delivered personally, sent by nationally recognized overnight delivery service, sent by fax or telecopy, or sent by registered or certified mail, postage prepaid, return receipt requested, and in each case, addressed to the parties as follows:

         If to Company:      Miners Fuel Company, Inc.
                             c/o Phoenix Waste Services Company, Inc.
                             60 Park Place, Suite 509
                             Newark, NJ 07102
                             Attn: Richard Franks
                             Telecopy No. 973-297-5454

         If to Employee:     Miners Fuel Company, Inc.
                             Route 209 at Interstate 81
                             Tremont, PA 17981
                             Attn: Jeffery Parker
                             Telecopy No. 570-695-2140





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or to such other address as either party to this Agreement may from time to time designate in writing by notice in like manner. All such notices, consents, approvals and communications shall be effective upon receipt and, if by fax or telecopy, confirmation of receipt by the addressee.


         6.5 Severability: If any provision of this Agreement or the application thereof to any person or circumstances shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

         6.6 Exhibits: All exhibits described, if any, and attached hereto are fully incorporated into this Agreement by this reference for all purposes.

         6.7 No Waiver: No waiver of a breach of any of the covenants contained in the Agreement shall be construed as a waiver of any prior or succeeding breach of the same covenant or any other covenant of this Agreement.

         6.8 Writing: No modification, release, discharge or waiver of any provision hereof shall be of any force or effect unless in writing and signed by both parties hereto.

         6.9 Invalidity: If any term, covenant or provision of this Agreement shall be held to be invalid, illegal or unenforceable in any respect, this Agreement shall remain in effect and be construed without regard to such provision.

         6.10 Agency: No party to this Agreement shall have any responsibility whatsoever with respect to services provided or contractual obligations assumed by the other party to third parties, and nothing in this Agreement shall be deemed to constitute either party a partner, agent or local representative of the other party, or to create any fiduciary relationship between the parties or to create the relationship of employer-employee.

         6.11 Agreement Interpretation: Each party to this Agreement has read, understood, and had the option to obtain qualified legal counsel to interpret its legal effect. Accordingly, it is agreed that the usual rule of contract interpretation causing ambiguities to be resolved in favor of the non-drafting party shall not apply to the interpretation of this Agreement.


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         6.12 Further Mutual Assurances: Each of the Parties hereto undertakes with each other to do all things reasonably within its power, which are necessary or desirable to give effect to the spirit and intent of this Agreement.

         6.13 Best Efforts: The Parties hereto shall use their respective best endeavors to, insure that any necessary third party shall do, execute, and perform all such further deed, instruments, documents, assurances, acts and things as any of the Parties may reasonably require and request in writing to carry the provisions of this Agreement to full force and effect.

         6.14 Legal Effect of Agreement: It is understood by and between the parties hereto that this Agreement shall be signed contemporaneously with an Asset Purchase Agreement and Stock Purchase Agreements to be entered into between PWSC and the Sellers therein described. However, this Agreement shall have no legal effect whatsoever until such time as the closing of the Asset Purchase Agreement and Stock Purchase Agreements, at which time this Agreement shall automatically take full force and effect and bind the parties hereto.

         6.15 Directors and Officers Liability Coverage: During the Term hereof, Employee shall be covered under Company's Directors and Officers Liability Policy, or under Company's Parent's Directors and Officers Liability Policy, in an amount deemed appropriate by Employee and Company.

         WE AFFIX OUR HANDS AND SEALS ON THE DATE FIRST ABOVE WRITTEN

MINERS FUEL COMPANY, INC.



By /s/ Richard L. Franks
  -----------------------------------
  Richard L. Franks
  Secretary



Jeffery Parker


 /s/ Jeffery Parker
-------------------------------------



                                   * * * * *


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